Investor Presentation| March 2019

CONTACTSCONTACTS Mike Stornant Chief Financial Officer Mike Harris Vice President- Corporate Finance Paul Feyen Vice President- FP&A and Treasury Kirk Kauffman Senior Business Analyst Kirk.Kauffman@wwwinc.com (616) 866- 5534 Investor.Relations@wwwinc.com INVESTORRELATIONS| 2

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements, including statements regarding: the Company’s ability to invest in growth, successfully execute key strategic initiatives, elevate brands with consumers, and deliver product innovation, organic and global growth and operational efficiencies; and the Company’s fiscal 2019 outlook and guidance. In addition, words such as "guidance," "estimates," "anticipates," "believes," "forecasts," "step," "plans," "predicts," "focused," "projects," "outlook," "is likely," "expects," "intends," "should," "will," "confident," variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions ("Risk Factors") that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: the impact of changes in general economic conditions, employment rates, business conditions, interest rates, tax policies and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; foreign currency exchange rate fluctuations; currency restrictions; capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing; the cost and availability of raw materials, inventories, services and labor for contract manufacturers; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s consumer-direct operations; risks related to expansion into new markets and complementary product categories as well as consumer-direct operations; the impact of seasonality and unpredictable weather conditions; changes in general economic conditions and/or the credit markets on the Company’s distributors, suppliers and customers; increase in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks, including compliance with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and litigation or other legal proceedings relating to the protection of the environment or environmental effects on human health; the potential breach of the Company’s databases, or those of its vendors, which contain certain personal information or payment card data; problems affecting the Company’s distribution system, including service interruptions at shipping and receiving ports; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures; the risk of impairment to goodwill and other acquired intangibles; the success of the Company’s consumer-direct realignment initiatives; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements. This presentation includes non-GAAP financial measures which are represented by footnote references. Slides 17-20 at the end of this presentation include tables and footnotes that will reconcile non-GAAP disclosures to GAAP. INVESTORRELATIONS| 3

WHOWHO WEWE ARE ARE 2018 Revenue: OUR VISION $2.24 billion Strong balance sheet To build a family of the most admired performance and lifestyle brands on Boston Earth Heritage 40.0% Group Group Strong operational 14.3% platform Business model that mitigates risk through geographic diversification, multiple consumer targets, Experienced 3.2% management team with and a variety of distribution Other channels deep bench strength 42.5% Outdoor & Industry-leading portfolio Lifestyle Scalable global of performance and Group infrastructure lifestyle brands INVESTORRELATIONS| 4

OUR BRANDS Outdoor & Lifestyle Group Boston Group Heritage Group Industry-leading portfolio of performance and lifestyle brands INVESTORRELATIONS| 5

GLOBAL GROWTH AGENDA Powerful Product Digital-Direct International Creation Engine 45% Offense 35% Expansion 20% – Relentless and frequent – Constant flow of compelling new – Making products/brands more introduction of craveable media content relevant in key global markets product – Improved social prospecting – Strategic and operational – Taking advantage of new resources to regional teams, creative design capabilities – Improved customer website especially in China experience – Stronger consumer insights – Systems and tools for improved – Customer acquisition/ retention pipeline visibility – More streamlined product development process – Reduced fulfillment times on – Pursuing international partners eCommerce purchases Expect to invest nearly $70 million in 2019 including $40 million behind the GLOBAL GROWTH AGENDA and $30 million of capital investment to accelerate growth in global markets INVESTORRELATIONS| 6

OUTDOOR & LIFESTYLE GROUP Revenue by brand Gridway Ontario Choprock Engage Stormer Intruder 30% Cyra Catelyn Expert Chaste Ballet 2018 eCommerce UL Revenue Growth (1) 8% 2018 International UL Revenue Growth (1) Playa Pro Web Odyssey Cloud ZX/2 2018 Underlying Revenue Growth of 5.2%(1); forecasting MSD growth for 2019 INVESTORRELATIONS| 7

BOSTON GROUP Revenue by brand Gold Cup Crest Vibe Handcrafted in A/O BIONIC Maine 2-Eye Prep Shadow 6000 Kinvara 10 Ride ISO 2 Avocado Toast Keds x 24% (1) Champion Rifle Paper Rise Velvet 2018 eCommerce UL Revenue Growth 2% 2018 International UL Revenue Growth (1) Keds Sperry Merrell Hydro Kickstart Skysail Choprock 2018 Underlying Revenue Growth of 0.2% (1); forecasting MSD growth for 2019 INVESTORRELATIONS| 8

HERITAGE GROUP Revenue by brand 1000 Mile I90 EPX Ramparts Sneaker Maneuver Raide Raide Ops 10 Sport Trail Holtman Markston Carlotta 52% 2018 eCommerce UL Revenue Growth (1) FOOTRESTS FOOTRESTS Alastor Trainer 6”Hiker Athletic 2018 Underlying Revenue Growth of 6.1% (1); forecasting MSD growth for 2019 INVESTORRELATIONS| 9

WOLVERINE “WORLD WIDE” GLOBAL FOOTPRINT London Global Headquarters Rockford, MI Mississauga, Ontario Waltham, MA Map Key: Corporate Campus Distribution Center Hong Kong Joint Venture Zhuhai Sales Office/Showroom Sourcing Office Territories covered by top 10 international Units by Region distributors who account for approximately 10% of 45% 55% total global revenue US International PLUS: Sold in approximately 200 countries and territories around the world through hundreds of independent distributors Diversified factory base: Less than 50% of product entering US is sourced from China; expected to decrease to 30-35% in 2019 INVESTORRELATIONS| 10

HOW WE GO TO MARKET U.S. WHOLESALE DIRECT-TO-CONSUMER REVENUE BY REGION/CHANNEL 2018 Region Summary 80 42 USA 68% Owned Stores Owned eCom sites International 32% Accounted for 13% Canada 5% of revenue for 2018 EMEA 14% Latin America 5% Asia Pacific 8% REST OF WORLD DISTRIBUTION Owned distribution Over 300 Channel Summary independent Wholesale 84% to over 4,000 eCommerce 9% customers in 13 distributors across Stores 4% countries, primarily in EMEA, Asia Pacific Leathers 2% Other 1% Western Europe and Latin America Other methods include sales through licensee distributors and joint ventures, as well as leathers business INVESTORRELATIONS| 11

Q4 & FULL-YEAR 2018 FINANCIAL OVERVIEW (In millions) Q4 Full-Year % B/(W) vs % B/(W) vs 2018 UL 2017(1) 2018 UL 2017(1) Outdoor & Lifestyle Group $ 245.1 8.4% $ 951.9 5.2% Boston Group 230.8 2.4% 895.5 0.2% Heritage Group 89.4 7.8% 320.3 6.1% Other 14.3 -39.9% 71.5 -15.0% Total Revenue $ 579.6 3.8% $ 2,239.2 2.5% Gross Profit(2) $ 227.1 2.0% $ 921.3 -1.0% Gross Margin (2) 39.2% 70 bps 41.1% 150 bps Adjusted Operating Profit(3) $ 62.1 -2.0% $ 267.7 1.9% Adjusted Operating Margin (3) 10.7% -30 bps 12.0% 80 bps Adjusted EPS(4) $ 0.52 26.8% $ 2.17 32.3% Continued underlying revenue growth leads to strong operating margin expansion and record earnings INVESTORRELATIONS| 12

2019 OUTLOOK (As reported on February 20, 2019) FY Estimate Mid-point of the revenue guidance represents growth of 3% vs 2018 Low High Roughly flat revenue in Q1 expected to give Revenue (in billions) $2.28 $2.33 way to MSD growth in Q2 through Q4 Gross Margin 41.3% 41.8% 2019 gross margin expected to increase about 45 bps at the mid-point of the range Operating Margin, Reported 11.4% 11.8% (6) Operating margin expansion includes up to Operating Margin, Adjusted 12.2% 12.6% $40 million of on-going investments to support the Company’s GLOBAL GROWTH Effective Income Tax Rate Approximately 19.0% AGENDA Additional $30 million of capital investment to EPS, Reported $2.03 $2.18 accelerate growth in global markets EPS, Adjusted(6) $2.20 $2.35 Cash flows from operations projected in the range of $200 million to $220 million Strong 2019 performance expected as a result of transformation work and implementation of the Brand Growth Model INVESTORRELATIONS| 13

SIGNIFICANT DELEVERAGE IN RECENT YEARS Gross Debt Cash Net Debt 4.0x 1.3x ($M) $1,215 $1,132 $615M $1,043 reduction $918 $888 $810 $821 $783 $616 $664 $571 $481 $428 $451 $370 $302 $224 $171 $214 $194 $143 2012 2013 2014 2015 2016 2017 2018 Note: leverage ratio is defined per the Company’s credit agreement; gross and net debt are based on the Company’s reported financial statements. Strong cash flows and leverage ratio provides significant flexibility to execute future actions to drive total shareholder return INVESTORRELATIONS| 14

PRIORITIES FOR $1.5B OF “DRY POWDER” & STRONG CASHFLOW • $50 million of investment in 2018, including $9 million of growth CAPEX Organic Growth • Expect nearly $70 million in 2019 including $40 million behind the GLOBAL GROWTH AGENDA and $30 million of capital investment to accelerate growth in global markets Return of • Increased quarterly dividend 25% in Q1 2019 following last year’s 33% dividend increase Capital • Repurchased $175 million of shares in 2018; New $400 million authorization in Q1 2019 • $175 million of voluntary debt pay downs in 2018 Pay Down Debt • Amended credit facility to reduce pricing, improve liquidity, and give greater flexibility with uses of cash • Consistent effort in evaluating potential acquisition opportunities M&A • Will remain disciplined regarding valuation Significant capacity to drive shareholder return INVESTORRELATIONS| 15

Relative Performance Compared to footwear industry peers TSR Focus Operating Margin - LTM 20.0% • Targeting “top-quartile” valuation 16.8% 15.0% 13.6% multiple with continued organic 12.0% 11.7% 11.5% 9.1% 8.9% growth 10.0% 5.8% 5.2% 5.0% 3.3% • Priority uses of capital to supplement TSR 0.0% TPR DECK WWW COLM SHOO FL SKX DKS CAL GCO 30.0% 25.9%Free Cash Flow Yield - LTM Price / NTM EPS 25.0% 25.0 22.9 20.0% 20.0 17.7 17.3 15.0% 15.5 15.1 13.5 15.0% 15.0 12.2 11.6 11.5 11.4 10.0% 9.3% 8.3% 10.0% 7.8% 7.6% 6.8% 10.0 5.1% 5.0% 3.3% 5.0 0.0% - GCO DKS CAL TPR SKX DECK FL WWW SHOO COLM COLM SHOO DECK SKX WWW GCO TPR FL CAL DKS Peer performance represents reported figures publicly available per Bloomberg as of 03/08/2019 WWW operating margin is based on adjusted figures(3) WWW FCF Yield adjusted for discretionary pension contributions and the wind-down of the AR sales program(5) INVESTORRELATIONS| 16

GAAP to Non-GAAP Adjustments (Unaudited) Reconciliation of Reported Revenue to Underlying Revenue* (In Millions) Q4 2018 2018 Full-Year Underlying Underlying GAAP Basis Adjustments(1) Revenue GAAP Basis Adjustments(1) Revenue Fiscal 2018 $ 579.6 $ 579.6 $ 2,239.2 $ 2,239.2 Growth 0.2% 3.8% (4.7%) 2.5% Fiscal 2017 $ 578.6 $ (20.4) $ 558.2 $ 2,350.0 $ (165.6) $ 2,184.4 Reconciliation of Reported Revenue to Underlying Revenue* (In Millions) Fiscal 2017 GAAP Basis GAAP Basis Underlying Underlying Fiscal 2018 Fiscal 2017 Adjustments(1) Basis Growth REVENUE Wolvering Outdoor & Lifestyle Group $ 951.9 $ 939.9 $ (35.2) $ 904.7 5.2% Wolverine Boston Group $ 895.5 $ 988.8 $ (95.0) $ 893.8 0.2% Wolverine Heritage Group $ 320.3 $ 327.9 $ (26.1) $ 301.8 6.1% Other $ 71.5 $ 93.4 $ (9.3) $ 84.1 -15.0% Total $ 2,239.2 $ 2,350.0 $ (165.6) $ 2,184.4 2.5% Reconciliation of Reported Revenue Growth to Underlying Revenue Growth* Underlying GAAP Basis Adjustments(1) Basis REVENUE GROWTH eCommerce Wolvering Outdoor & Lifestyle Group 30% 0% 30% Wolverine Boston Group 7% 17% 24% Wolverine Heritage Group 52% 0% 52% International Wolvering Outdoor & Lifestyle Group 4% 4% 8% Wolverine Boston Group 4% -2% 2% INVESTORRELATIONS| 17

GAAP to Non-GAAP Adjustments (Unaudited) Reconciliation of Reported Gross Margin to Adjusted Gross Margin* (In Millions) Q4 2018 2018 Full-Year GAAP Basis Adjustments(2) As Adjusted GAAP Basis Adjustments(2) As Adjusted Fiscal 2018 $ 227.1 $ 227.1 $ 921.3 $ 921.3 Gross Margin 39.2% 39.2% 41.1% 41.1% Fiscal 2017 $ 222.1 $ 0.7 $ 222.8 $ 914.4 $ 16.5 $ 930.9 Gross Margin 38.4% 38.5% 38.9% 39.6% Reconciliation of Reported Operating Margin to Adjusted Operating Margin* (In Millions) Q4 2018 2018 Full-Year GAAP Basis Adjustments(3) As Adjusted GAAP Basis Adjustments(3) As Adjusted Fiscal 2018 $ 53.9 8.2 $ 62.1 $ 251.9 $ 15.8 $ 267.7 Operating Margin 9.3% 10.7% 11.2% 12.0% Fiscal 2017 $ (71.3) $ 134.7 $ 63.4 $ 31.6 $ 231.1 $ 262.7 Operating Margin (12.3%) 11.0% 1.3% 11.2% Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS* Q4 2018 2018 Full-Year GAAP Basis Adjustments(4) As Adjusted GAAP Basis Adjustments(4) As Adjusted Fiscal 2018 $ 0.40 $ 0.12 $ 0.52 $ 2.05 $ 0.12 $ 2.17 Fiscal 2017 $ (0.65) $ 1.06 $ 0.41 $ - $ 1.64 $ 1.64 INVESTORRELATIONS| 18

GAAP to Non-GAAP Adjustments (Unaudited) Reconciliation of Free Cash Flow Yield Based on Reported versus Adjusted Cash From Operations* Fiscal 2018 GAAP Basis - Free Cash Flow Yield 2.8% Adjustments(5) 4.0% Adjusted Basis - Free Cash Flow Yield 6.8% Reconciliation of Fiscal 2019 Full-Year Reported Operating Profit Guidance to Adjusted Operating Profit Guidance* (In Millions) GAAP Basis Full-Year Operating Profit Adjustments(6) As Adjusted Fiscal 2019 Operating Profit Guidance $ 260.0 - 274.0 $ 20.0 $ 280.0 - 294.0 Operating Margin Guidance 11.4% - 11.8% 12.2% - 12.6% Reconciliation of Fiscal 2019 Full-Year Diluted EPS Guidance to Adjusted Diluted EPS Guidance* GAAP Basis Adjustments(6) As Adjusted Diluted Earnings Per Share $ 2.03 - 2.18 $ 0.17 $ 2.20 - 2.35 INVESTORRELATIONS| 19

Footnotes Q2 2018 & RESULTS *To supplement the consolidated financial statements presented in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company describes what certain financial measures would have been if restructuring and other related costs, incremental inventory mark-downs, organizational transformation costs which include gains or losses from divestitures and environmental and other related costs, pension settlement costs and a foreign currency remeasurement gain that is not expected to reoccur were excluded. The Company also describes underlying revenue, which excludes the impact of retail store closures, the transition of Stride Rite® to a license business model, the sale of the Sebago® brand and the sale of the Department of Defense business. The Company believes these non-GAAP measures provide useful information to both management and investors to increase comparability to the prior period by adjusting for certain items that may not be indicative of core operating measures and to better identify trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis. (1) Indicates reported revenue adjusted for the impact of retail store closures, the transition of Stride Rite® to a license business model, the sale of Sebago® and the sale of the Department of Defense business. (2) Adjustments include $9.0 million of restructuring costs and $7.5 million of incremental inventory markdowns. (3) 2018 adjustments include $15.3 million of environmental and related costs and $0.5 million of other costs. 2017 adjustments include $81.9 million of restructuring and other related costs, $37.8 million of organizational transformation costs, $7.5 million of incremental store inventory mark- downs, $68.6 million for impairment of intangible assets and $35.3 million of environmental and other related costs. (4) 2018 adjustments include the impact of environmental and related costs, pension settlement costs, a foreign currency remeasurement gain that is not expected to reoccur and other costs. 2017 adjustments include the impact of restructuring and other related costs, organizational transformation costs, incremental store inventory mark-downs, impairment of intangible assets and other related costs and the impact of tax reform. (5) Adjustments include the impact of winding-down the Company’s accounts receivable financing program ($77.4 million) and the impact of voluntary pension contributions ($60.0 million). (6) Adjusted for estimated legal, consulting and other costs related to environmental matters INVESTORRELATIONS| 20